THE DUNHAM FUNDS

Dunham Short Term Bond Fund	Dunham International Stock Fund
Dunham Corporate/Government Bond Fund	Dunham Small Cap Value Fund
Dunham High Yield Bond Fund	Dunham Large Cap Growth Fund
Dunham Appreciation & Income Fund	Dunham Small Cap Growth Fund
Dunham Large Cap Value Fund	Dunham Emerging Markets Stock Fund
Dunham Real Estate Stock Fund

Supplement dated June 30, 2006 (effective at the close of business)

to the Combined Prospectuses for Class C and Class N Shares dated February 28, 2006

On June 23, 2006, shareholders of each Fund approved new sub-advisory arrangements whereby the Fund would pay the Adviser and the Sub-Adviser separately, and each Sub-Adviser would be paid on a performance fee basis.  This supplement is to update the prospectus to reflect shareholder approval of three new sub-advisory agreements and amendments to the eight remaining sub-advisory agreements.    The following supersedes any contrary information contained in the Funds’ current Prospectuses.

Fees and Expenses of the Funds

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class C shares of the Funds.  Shareholder Fees are those paid directly from your investment and may include sales loads or redemption and exchange fees.  Each Fund is front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.  In the example, expenses are based on Fund expenses as of the fiscal period ended October 31, 2005.  Management fees are based on arrangements approved by shareholders on June 23, 2006.

Dunham Short-Term Bond Fund		Dunham Corporate/ Government Bond Fund	Dunham High-Yield Bond Fund	Dunham Real Estate Stock Fund	Dunham Appreciation & Income Fund	Dunham International Stock Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE	NONE
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (1)	0.55% to 0.95%	0.50% to 1.00%	0.80% to 1.40%	0.65% to 1.45%	0.90% to 1.60%	1.15% to 1.45%
Distribution Fees (Rule 12b-1 Expenses)	0.50%	0.50%	0.50%	0.75%	0.75%	0.75%
Shareholder Service Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.65%	0.62%	1.62%	1.36%	0.82%	0.87%

Total Annual Fund Operating Expenses(2)	1.95% to 2.35%	1.87% to 2.37%	3.17% to 3.77%	3.01% to 3.81%	2.72% to 3.42%	3.02% to 3.32%

(1)

Management fees include Advisory and Sub-Advisory fees. Effective July 1, 2006, these are paid separately by each Fund as follows: (i) the Adviser receives a fixed fee paid monthly at a specified annul rate of the Fund’s average daily net assets; and (ii) the Sub-Adviser receives a fulcrum fee, which will vary based on the sub-adviser’s performance against the Fund’s designated benchmark.   The Sub-Adviser is rewarded when performance exceeds the benchmark and is penalized when performance is short of the benchmark.

(2)

 In order to reduce Fund expenses, Fund service providers may waive a portion of their fees. Such waivers or reductions are voluntary and may be terminated at any time.  Certain Sub-Advisers have contractually agreed to waive sub-advisory fees beginning July 1, 2006, as follows, which would lower Management Fees and Total Annual Fund Operating Expenses as indicated below:

Fund:	Contractual Fee Waiver:	Fee Waiver Length: (months)	Total Expenses after Waivers
Dunham Short Term Bond Fund	0.05% of avg. annual assets	18	1.95% to 2.30%
Dunham Corporate/Government Bond Fund	0.05% of avg. annual assets	12	1.87% to 2.32%
Dunham Real Estate Stock Fund	0.20% of avg. annual assets	12	3.01% to 3.61%

Dunham Large Cap Value Fund		Dunham Small Cap Value Fund	Dunham Large Cap Growth Fund	Dunham Emerging Markets Stock Fund	Dunham Small Cap Growth Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (1)	0.65% to 1.51%	0.65% to 1.75%	0.65% to 1.65%	0.65% to 1.65%	0.65% to 1.65%
Distribution Fees (Rule 12b-1 Expenses)	0.75%	0.75%	0.75%	0.75%	0.75%
Shareholder Service Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.60%	0.87%	0.62%	1.69%	0.80%

Total Annual Fund Operating Expenses(2)	2.25% to 3.11%	2.52% to 3.62%	2.27% to 3.27%	3.34% to 4.34%	2.45% to 3.45%

(1) Management fees include Advisory and Sub-Advisory fees. Effective July 1, 2006, these are paid separately by each Fund as follows: (i) the Adviser receives a fixed fee paid monthly at a specified annul rate of the Fund’s average daily net assets; and (ii) the Sub-Adviser receives a fulcrum fee, which will vary based on the sub-adviser’s performance against the Fund’s designated benchmark.  The Sub-Adviser is rewarded when performance exceeds the benchmark and is penalized when performance is short of the benchmark.

(2) In order to reduce Fund expenses, Fund service providers may waive a portion of their fees. Such waivers or reductions are voluntary and may be terminated at any time.  Certain Sub-Advisers have contractually agreed to waive sub-advisory fees beginning July 1, 2006, as follows, which would lower Management Fees and Total Annual Fund Operating Expenses as indicated below:

Fund:	Contractual Fee Waiver:	Fee Waiver Length: (months)	Total Expenses after Waivers
Dunham Small Cap Value Fund	0.25% of avg. annual assets	12	2.52% to 3.37%
Dunham Large Cap Growth Fund	0.25% of avg. annual assets	12	2.27% to 3.02%
Dunham Emerging Markets Stock Fund	0.30% of avg. annual assets	18	3.34% to 4.04%

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class N shares of the Funds.  Shareholder Fees are those paid directly from your investment and may include sales loads or redemption and exchange fees.  Each Fund is front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds.

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.  In the example, expenses are based on Fund expenses as of the fiscal period ended October 31, 2005.  Management fees are based on arrangements approved by shareholders on June 23, 2006.

Dunham Short-Term Bond Fund		Dunham Corporate/ Government Bond Fund	Dunham High-Yield Bond Fund	Dunham Real Estate Stock Fund	Dunham Appreciation & Income Fund	Dunham International Stock Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE	NONE
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (1)	0.55% to 0.95%	0.50% to 1.00%	0.80% to 1.40%	0.65% to 1.45%	0.90% to 1.60%	1.15% to 1.45%
Distribution Fees (Rule 12b-1 Expenses)	NONE	NONE	NONE	NONE	NONE	NONE
Shareholder Service Fees	NONE	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.65%	0.62%	1.62%	1.36%	0.82%	0.87%

Total Annual Fund Operating Expenses(2)	1.20% to 1.60%	1.12% to 1.62%	2.42% to 3.02%	2.01% to 2.81%	1.72% to 2.42%	2.02% to 2.32%

(1)

Management fees include Advisory and Sub-Advisory fees. Effective July 1, 2006, these are paid separately by each Fund as follows: (i) the Adviser receives a fixed fee paid monthly at a specified annul rate of the Fund’s average daily net assets; and (ii) the Sub-Adviser receives a fulcrum fee, which will vary based on the sub-adviser’s performance against the Fund’s designated benchmark.   The Sub-Adviser is rewarded when performance exceeds the benchmark and is penalized when performance is short of the benchmark.

(2)

 In order to reduce Fund expenses, Fund service providers may waive a portion of their fees. Such waivers or reductions are voluntary and may be terminated at any time.  Certain Sub-Advisers have contractually agreed to waive sub-advisory fees beginning July 1, 2006, as follows, which would lower Management Fees and Total Annual Fund Operating Expenses as indicated below:

Fund:	Contractual Fee Waiver:	Fee Waiver Length: (months)	Total Expenses after Waivers
Dunham Short Term Bond Fund	0.05% of avg. annual assets	18	1.20% to 1.55%
Dunham Corporate/Government Bond Fund	0.05% of avg. annual assets	12	1.12% to 1.57%
Dunham Real Estate Stock Fund	0.20% of avg. annual assets	12	2.01% to 2.61%

Dunham Large Cap Value Fund		Dunham Small Cap Value Fund	Dunham Large Cap Growth Fund	Dunham Emerging Markets Stock Fund	Dunham Small Cap Growth Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (1)	0.65% to 1.51%	0.65% to 1.75%	0.65% to 1.65%	0.65% to 1.65%	0.65% to 1.65%
Distribution Fees (Rule 12b-1 Expenses)	NONE	NONE	NONE	NONE	NONE
Shareholder Service Fees	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.60%	0.87%	0.62%	1.69%	0.80%

Total Annual Fund Operating Expenses(2)	1.25% to 2.11%	1.52% to 2.62%	1.27% to 2.27%	2.34% to 3.34%	1.45% to 2.45%

(1) Management fees include Advisory and Sub-Advisory fees. Effective July 1, 2006, these are paid separately by each Fund as follows: (i) the Adviser receives a fixed fee paid monthly at a specified annul rate of the Fund’s average daily net assets; and (ii) the Sub-Adviser receives a fulcrum fee, which will vary based on the sub-adviser’s performance against the Fund’s designated benchmark.  The Sub-Adviser is rewarded when performance exceeds the benchmark and is penalized when performance is short of the benchmark.

(2) In order to reduce Fund expenses, Fund service providers may waive a portion of their fees. Such waivers or reductions are voluntary and may be terminated at any time.  Certain Sub-Advisers have contractually agreed to waive sub-advisory fees beginning July 1, 2006, as follows, which would lower Management Fees and Total Annual Fund Operating Expenses as indicated below:

Fund:	Contractual Fee Waiver:	Fee Waiver Length: (months)	Total Expenses after Waivers
Dunham Small Cap Value Fund	0.25% of avg. annual assets	12	1.52% to 2.37%
Dunham Large Cap Growth Fund	0.25% of avg. annual assets	12	1.27% to 2.02%
Dunham Emerging Markets Stock Fund	0.30% of avg. annual assets	18	2.34% to 3.04%

Example. The following example is intended to help you compare the cost of investing in Class C and Class N shares of the Funds with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 each in Class C shares and Class N shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.  The table below does not reflect any fee waivers.  Pro Forma amounts below reflect the sub-advisory portion of management fees paid at rates equal to the maximum and minimum allowable, respectively, under the proposed fulcrum fee amendment.

		Year 1		Year 3		Year 5		Year 10
Fund	Class	Min.	Max.	Min.	Max.	Min.	Max.	Min.	Max.
ST Bond	Class C	$198	$238	$612	$733	$1,052	$1,255	$2,275	$2,686
ST Bond	Class N	$122	$163	$381	$505	$660	$871	$1,455	$1,900
CG Bond	Class C	$190	$240	$588	$739	$1,011	$1,265	$2,190	$2,706
CG Bond	Class N	$114	$165	$356	$511	$617	$881	$1,363	$1,922
HY Bond	Class C	$320	$379	$977	$1,152	$1,659	$1,944	$3,476	$4,010
HY Bond	Class N	$245	$305	$755	$933	$1,291	$1,587	$2,756	$3,337
App.&Inc.	Class C	$275	$345	$844	$1,051	$1,440	$1,779	$3,051	$3,703
App.&Inc.	Class N	$175	$245	$542	$755	$933	$1,291	$2,030	$2,756
LC Value	Class C	$228	$314	$703	$960	$1,205	$1,630	$2,585	$3,420
LC Value	Class N	$127	$214	$397	$661	$686	$1,134	$1,511	$2,441
RE Stock	Class C	$304	$383	$930	$1,164	$1,582	$1,962	$3,327	$4,045
RE Stock	Class N	$204	$284	$630	$871	$1,083	$1,484	$2,338	$3,138
Int’l Stock	Class C	$305	$335	$933	$1,021	$1,587	$1,731	$3,337	$3,613
Int’l Stock	Class N	$205	$235	$634	$724	$1,088	$1,240	$2,348	$2,656
SC Value	Class C	$255	$364	$785	$1109	$1,340	$1,873	$2,856	$3,880
SC Value	Class N	$155	$265	$480	$814	$829	$1,390	$1,813	$2,954
LC Growth	Class C	$230	$330	$709	$1,007	$1,215	$1,707	$2,605	$3,567
LC Growth	Class N	$129	$230	$403	$709	$697	$1,215	$1,534	$2,605
SC Growth	Class C	$248	$348	$764	$1,059	$1,306	$1,793	$2,786	$3,730
SC Growth	Class N	$148	$248	$459	$764	$792	$1,306	$1,735	$2,786
EM Stock	Class C	$337	$435	$1,027	$1,315	$1,741	$2,206	$3,631	$4,486
EM Stock	Class N	$237	$337	$730	$1,027	$1,250	$1,741	$2,676	$3,631

* * * * * * * * * * * *

Management of the Funds

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee.   The Adviser receives only its fixed portion of the management fee.  Until the requested exemptive order is granted, the total amount of investment management fees payable by each Fund to the Adviser and Sub-Adviser may not be changed without shareholder approval.  As approved by Shareholders at the Trust’s Shareholder meeting held on June 23, 2006, effective July 1, 2006, each Fund’s Sub-Adviser is compensated based on performance and each sub-advisory agreement is a fulcrum fee arrangement.  All of the sub-advisory fees are within the limits of the negotiable fee ranges pre-approved by shareholders of each Fund at the August 26, 2005 shareholder meeting:

Fund	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham Short Term Bond Fund	0.55% – 0.95%	0.55%	0.00% - 0.40%	0% - 0.55%
Dunham Corporate/ Government Bond Fund	0.50% – 1.00%	0.50%	0.00% - 0.50%	0% - 0.70%
Dunham High-Yield Bond Fund	0.80% – 1.40%	0.60%	0.20% - 0.80%	N/A
Dunham Real Estate Stock Fund	0.65% – 1.45%	0.65%	0.00% - 0.80%	0% - 1.00%
Dunham Appreciation & Income Fund	0.90% – 1.60%	0.65%	0.25% - 0.95%	0% - 1.50%
Dunham International Stock Fund	1.15% – 1.45%	0.65%	0.50% - 0.80%	0% - 1.00%
Dunham Large Cap Value Fund	0.65% – 1.51%	0.65%	0.00% - 0.86%	0% - 1.00%
Dunham Small Cap Value Fund	0.65% – 1.75%	0.65%	0.00% - 1.10%	0% - 1.50%
Dunham Large Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%	0% - 1.10%
Dunham Emerging Markets Stock Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%	0% - 1.20%
Dunham Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%	0% - 1.30%

Fulcrum Fees, Generally. A fulcrum fee basically has two parts -  the base fee and the performance fee.  In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the sub-adviser is paid when its net performance is in line with that of the fund’s benchmark.  The base fee is adjusted up or down by the performance fee, which is derived by comparing fund performance versus that of the fund’s benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a sub-adviser is rewarded for out-performance or penalized for under-performance in equal measure.  Depending on a fund’s performance versus its benchmark, the sub-adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  This formula has matching maximum and minimum ranges in which the fees can be adjusted.  Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months.  In addition, most fulcrum fees employ a “null zone” around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease.   The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or sub-adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a sub-adviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's performance. In no event will sub-advisory fees be more than the maximum indicated in the above table.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months.  However, under each Dunham Fund’s sub-advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its Benchmark from inception of the contract to date, on the day of calculation.  In this manner, performance counts from the very first day (July 1, 2006) of each sub-advisory agreement. Each Fund’s fulcrum fee will be calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”).   Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).  In addition, certain sub-advisors have agreed to waive a portion of their overall fees during an initial period of either one year or eighteen months.  Sub-advisers can not waive more than they earn and will never be in a position to owe money to the Funds; i.e., if the fee earned is equal to or less than the waiver, then the sub-adviser will receive no payment, nor will the sub-adviser owe money to the Fund.

During the first twelve months of each Fund’s sub-advisory agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  However, because each such sub-advisory agreement requires that the sub-adviser be paid out only the monthly Minimum Fee during the first year (in most cases, 0.00%), the sub-adviser in most cases will receive no compensation until the end of the first year.  At the end of the first year of the contract, the sub-adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee.  Beginning with the thirteenth month of operation under each sub-advisory agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period.  In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry.

The following example illustrates the fulcrum fee methodology employed in each sub-advisory agreement.  In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%.  In addition, the example shows a null zone of plus or minus 0.25%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark.  Each of these Fees/factors/amounts/rates of increase will vary with each sub-advisory agreement.

SAMPLE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50% or more	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

* * * * * * * * * * * *

Sub-Advisers

The following sets forth information about three new Sub-Advisers and their Portfolio Managers:

Denver Investment Advisors LLC  – Sub-Adviser to Dunham Small Cap Value Fund

Denver Investment Advisors LLC (“DIA”) located at Seventeenth Street Plaza, 1225 17th Street, 26th Floor, Denver CO 80202, is a Colorado limited liability company and the Sub-Adviser to the Dunham Small Cap Value Fund.  DIA had approximately $7.9 billion in assets under management as of March 31, 2006.  DIA uses a fundamental bottom-up stock selection approach with an investment horizon of 3-5 years.  The key premise under which the Value Team operates is that a company’s market value is ultimately determined by its creation or destruction of economic wealth.  DIA believes its small-cap value investment approach has the potential to achieve superior long-term, risk-adjusted returns because: 1) DIA focuses on small-cap dividend-paying securities, which outperform small-cap non-dividend-paying equities over the long-term, 2) a value and dividend-paying emphasis reduces portfolio risk, and 3) the inefficiencies within the small-cap arena create frequent valuation discrepancies which can be exploited.

Portfolio Managers to Dunham Small Cap Value Fund:

Security selection for the Dunham Small Cap Value Fund is made by a team that consists of portfolio managers and analysts.  The members of the DIA team who are jointly and primarily responsible for the day-to-day management of the Dunham Small Cap Value Fund are Kris B. Herrick, CFA and Troy Dayton, CFA.

Kris B. Herrick, CFA  — Partner, Director of Value Research of DIA, November

2000 to Present; BS & BA – University of Northern Colorado; Member of Denver Society of Security Analysts (“DSSA”)

Dean A. Graves, CFA — Partner, Portfolio Manager of DIA and Predecessor Organizations, 1994 to Present; BSB – U. of Kansas; MBA - University of Missouri-Kansas City; Member, DSSA

Troy Dayton, CFA — Partner, Portfolio Manager/Senior Research Analyst of DIA, May

2002 to Present; Jurika & Voyles, Equity Research Analyst, July 2001 to April 2002; Dresdner RCM Global Investors, Equity Research Associate, November 1998 to June 2001; BS - Colorado State U.; Member, DSSA

Mark M. Adelmann, C.P.A., CFA — Partner, Senior Research Analyst of DIA, 1995 to Present; BS - Oral Roberts University; Member, DSSA; Member, American Institute of CPAs (AICPA)

Derek R. Anguilm, CFA — Partner, Senior Research Analyst of DIA, May 2000 to Present; EVEREN Securities, Intern, 1999; BS - Metropolitan State College of Denver; Member, DSSA

Maia Babbs — Research Analyst of DIA, 2004 to Present; Green Manning & Bunch LTD, Senior Associate, January 2003 to August 2004; Deutsche Bank Securities, Associate – Debt Capital Markets Group November1999 to April 2002; BA - University of Virginia; MALD - The Fletcher School at Tufts University, CFA Level III Candidate

Lee Munder Investments Ltd. - Sub-Adviser to Dunham Real Estate Stock Fund

Lee Munder Investments Ltd. (“LMI”) located at 200 Clarendon Street, T-28, Boston, MA  02116, is a Florida Partnership founded in the year 2000.  LMI had approximately $2.8 billion in assets under management as of March 30, 2006, $92 million of which is focused on Real Estate Investment Trusts (“REITs”).  LMI manages equity and fixed income investments, primarily for high net worth individuals, pension and profit sharing plans, banks, other institutional investors, hedge funds and mutual funds.    LMI has an affiliated broker dealer -- LPM Investment Services, Inc. (“LPM”) and may direct brokerage commissions to unaffiliated broker/dealers and receive research through said broker/dealers paid for by soft dollars.  In no event shall LMI’s affiliated broker dealer be utilized to provide client securities trades for compensation.  LPM is an application-way-only broker dealer authorized only to sell mutual funds.  LMI’s Trade Oversight and Soft Dollar Committee coordinates a quarterly research vote to evaluate the importance of the research obtained from broker-dealers and to insure that the firm’s soft dollar investment research arrangements fall within the 28(e) safe harbor.

Portfolio Managers to Dunham Real Estate Stock Fund:

Arthur Hurley, CFA, Primary Portfolio Manager - Arthur joined LMCG in December 2002 as a portfolio manager for the LMCG REIT strategy. He has over ten years of investment experience and most recently served as the lead portfolio manager for the Tuckerman Group, the real estate investment arm of State Street Global Advisors (SSgA). Prior to joining the Tuckerman Group, Arthur managed portfolios, performed credit analysis and traded corporate bonds for SSgA’s active fixed income group. Arthur is the Chairman of LMCG’s Outside Research Committee and is a member of the firm’s Trade Oversight Committee. He holds a BA from the University of Massachusetts (Dartmouth). Arthur is a member of the CFA Institute and the Boston Security Analysts Society, and he sits on the Board of Advisors of the South Shore Natural Science Center.

Patrick Donnelly, CFA, Associate Portfolio Manager & Analyst - Patrick joined LMCG in December 2002 as an associate portfolio manager and analyst for the LMCG REIT strategy. He has over eleven years of investment experience and most recently served as an assistant portfolio manager and analyst for the Tuckerman Group and as a principal of State Street Global Advisors (SSgA). Prior to joining SSgA, Patrick worked for a national investment bank and brokerage services firm, Tucker Anthony, covering the REIT industry. Patrick has also served as a real estate analyst at AEW Capital Management. He has earned a BA from the University of Massachusetts (Amherst) and an MBA from Bentley College. Patrick is a member of the CFA Institute and the Boston Security Analysts Society.

Rigel Capital, LLC - Sub-Adviser to Dunham Large Cap Growth Fund

Rigel Capital, LLC (“RC”), located at 3930 Two Union Square, 601 Union Street, Seattle, WA  98101, is a Delaware Limited Liability Corporation founded in 1998.  RC had approximately $1.36 billion in Large Cap Growth Assets under management as of December 31, 2005.  RC manages equity investments, primarily for high net worth individuals, pension and profit sharing plans, banks, other institutional investors, hedge funds and mutual funds.  RC has an eight-member Large Cap Growth Team, with over 75 years’ combined industry experience.  RC does not have an affiliated broker dealer but may direct brokerage commissions to unaffiliated broker/dealers and receive research through said broker/dealers paid for by soft dollars.  Any such commissions and soft dollar payments will conform to the federal securities laws and will be reported quarterly to the Board.  RC has a best execution committee to deal with broker selection.

Portfolio Managers to Dunham Large Cap Growth Fund:

George B. Kauffman  - As a participant in the three-person investment leadership team, George B. Kauffman is a founder, Chief Investment Officer, and oversees the Investment Center activities for Rigel. Previous to beginning Rigel, Mr. Kauffman cofounded and served in the same capacities with Sirach Capital Management, and was the Senior Pension Manager/Investment Manager for Seafirst Bank. In addition to his significant professional accomplishments, Mr. Kauffman has shown continued dedication to his alma mater where he is currently a board member of both the College of Arts and Sciences and the Golf Team Advisory board. George is a co-founder of Intergenerational Innovations, a non-profit organization serving public education in the Seattle area and is a past  president of the Seattle Society of Financial Analysts.

Rafael Villagran - As a participant in the three-person investment leadership team, Rafael Villagran is responsible for securities research, market analysis, and portfolio management within the Rigel Investment Center. Mr. Villagran has 20 years of diverse investment experience, which includes senior portfolio management positions at Sound Capital Partners (division of The Burridge Group LLC), and Bank of America Capital Management. Previously, Mr. Villagran was associated with Lehman Brothers as a Senior Vice President and senior equity research analyst; he began his career at Prudential Securities in equity research. Mr. Villagran is a member of the CFA Institute and of the Seattle Society of Financial Analysts.

Jeff L. Schmidt provides quantitative and fundamental research and analytical support within the Rigel Investment Center. He also supports Rigel's trading effort, and is responsible for implementing ongoing enhancements and integration to Rigel's investment-related software and systems. Mr. Schmidt interned and worked part-time in Rigel's Investment Center for 2 years before joining as a permanent employee in mid-2004.

John Corby - As a participant in the three-person investment leadership team, John Corby plays a leadership role in Rigel's risk control and quantitative screening. Mr. Corby has 20 years of diverse investment experience, which includes portfolio management positions and client management responsibilities. Before joining Rigel, Mr. Corby spent 17 years at Provident Investment Counsel where his most recent position was Managing Director. Mr. Corby is a member of the CFA Institute and of Investment Counseling Association of America. A long term member of the Los Angeles Society of Financial Analysts, John is now a member of the Seattle Society of Financial Analysts. He is a Founder and Investment Advisory Board Chairman of the Arizona State University Student Investment Fund.

Jeffrey B. Kauffman is a member of the Rigel Investment Center team. Mr. Kauffman leads Rigel's trading effort, and has responsibilities for investment and statistical research and analyses in support of Rigel's portfolio management activities. Mr.  Kauffman has 8 years of investment experience, and worked at Ragen MacKenzie and Madrona Partners prior to joining Rigel in 1998. Mr. Kauffman is past President of the Eastside Catholic High School Alumni Association and serves on the development committees for Intergenerational Innovations and Eastside Catholic High School. He is also a board member for the Downtown

Seattle YMCA and Intergenerational Innovations.

Alexander S. Frink is a member of the Rigel Investment Center team and is the senior trader responsible for Rigel’s trading effort and strategy.  Mr. Frink has 12 years of investment experience, which includes equity sales, equity trading and operations.  Before Joining Rigel, Mr. Frink spent 10 years at Merrill Lynch where his most recent position was First Vice President.  Mr. Frink is a member of the Seattle Security Traders Association and San Francisco Securities Traders Association.